UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material under Section 240.14a-12

RIOT BLOCKCHAIN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_]	Fee paid previously with preliminary materials:
[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104

September 21, 2021

Dear Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of the stockholders of Riot Blockchain, Inc. (the “Annual Meeting”) to be held at 9:00 a.m. (Eastern Time) on Tuesday, October 19, 2021, via the virtual meeting portal at:

www.virtualstockholdermeeting.com/RIOT2021

Due to the ongoing effects across North America and around the world of the global coronavirus (COVID-19) pandemic and emerging variants of the coronavirus, including the delta variant, we continue to have a heightened awareness and appreciation for our diverse and international network of stockholders who may be affected by attending the Annual Meeting in person. After careful consideration of potential travel disruptions and the availability of accommodations, and in light of public safety concerns, the Board of Directors has determined to host the Annual Meeting entirely online via the virtual meeting portal. No in-person option will be available. We believe our stockholders should be able to attend the annual stockholders’ meeting, regardless of where they live; and, especially in light of COVID-19, we believe the virtual format of this year’s annual stockholders’ meeting will better enable stockholder attendance and enhance their experience at the meeting.

You will be able to register for, participate in, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting the virtual meeting portal and entering the unique 16-digit control number assigned to you, which can be found on the enclosed proxy card and voting instruction form. By following the instructions in the proxy statement accompanying this message, you will be able to participate in the Annual Meeting in compliance with the rules and procedures established by our Bylaws and under Nevada Law, and as required by the U.S. Securities and Exchange Commission (the “SEC”).

The attached Notice of 2021 Annual Meeting of Stockholders and the accompanying Proxy Statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares. Copies of this notice and the Proxy Statement have been filed with the SEC and can be obtained from the SEC’s website, www.SEC.gov.

The principal business of the Annual Meeting, as described in greater detail in the Proxy Statement, will be to conduct a stockholder vote on the following four proposals:

1.	the election of nominees to serve on the Board of Directors, including:
A.	the election of one Class I director nominee to serve for a term expiring at the 2022 Annual Meeting of stockholders;
B.	the election of two Class II director nominees to serve for terms expiring at the 2023 Annual Meeting of stockholders; and
C.	the election of two Class III director nominees to serve for terms expiring at the 2024 Annual Meeting of stockholders;
2.	to hold an advisory vote to ratify the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	to hold an advisory vote to ratify the compensation of our named executive officers; and
4.	to approve the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan to increase the number of shares reserved for issuance under the Riot Blockchain, Inc. 2019 Equity Plan, as amended, (the “2019 Equity Plan”) by 4,400,000 shares.

In addition, we will transact such other business as may be properly brought before the Annual Meeting and any adjournments or postponements thereof.

After careful deliberation of each of these proposals, your Board of Directors unanimously recommends that you vote your shares at the 2021 Annual Meeting of stockholders as follows:

•	“FOR” the election of the sole Class I director nominee named in the Proxy Statement to serve for a term expiring at the 2022 Annual Meeting of stockholders;
•	“FOR” the election of each of the two Class II director nominees named in the Proxy Statement to serve for terms expiring at the 2023 Annual Meeting of stockholders;
•	“FOR” the election of each of the two Class III director nominees named in the Proxy Statement to serve for terms expiring at the 2024 Annual Meeting of stockholders;
•	“FOR” ratification of the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•	“FOR” advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement; and
•	“FOR” approval of the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan to increase the number of shares reserved for issuance under the 2019 Equity Plan by 4,400,000 shares.

Stockholders of record as of the close of business on Thursday, September 9, 2021, are entitled to vote at the Annual Meeting and any postponement or adjournment thereof. Please see pages 1-6 of the accompanying Proxy Statement for additional information regarding admission to the Annual Meeting and how to vote your shares.

Your vote is important to us. Whether or not you plan to participate in the live webcast of our Annual Meeting, we hope you will vote as soon as possible. Vote now at www.proxyvote.com or, if you wish to vote by mail, please mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided to: Vote Processing, c/o: Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting as soon as possible will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.

We look forward to your participation at our virtual Annual Meeting.

Sincerely,
Benjamin Yi, Executive Chairperson

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To be Held on TUESDAY, October 19, 2021, at 9:00 A.M. (Eastern TIME)

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of the stockholders (the “Annual Meeting”) of Riot Blockchain, Inc., a Nevada corporation, will be held at 9:00 a.m. (Eastern Time) on Tuesday, October 19, 2021, or such later date or dates as such Annual Meeting date may be adjourned. In response to the ongoing and evolving global coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, employees and the communities we are a part of, this year’s Annual Meeting will be held virtually, and no in-person attendance option will be available. The Annual Meeting will take place live and online via the virtual meeting portal at: www.virtualstockholdermeeting.com/RIOT2021.

Each stockholder receiving this Notice of 2021 Annual Meeting of Stockholders (“Notice”) has been assigned a 16-digit control number, which is required to register for and gain admittance to the Annual Meeting. The unique 16-digit control number assigned to you can be found on the enclosed proxy card and voting instruction form accompanying this Notice. Specific instructions on how to access the Annual Meeting via the virtual portion using your unique 16-digit control number are included at the end of this Notice and in the Proxy Statement accompanying this Notice.

The following four (4) proposals, as more fully described in the Proxy Statement accompanying this Notice, are being submitted to our stockholders for their consideration at the Annual Meeting:

Proposal		Board Recommendation
1.	To elect the following nominees to serve on the Board of Directors:
	A. to elect Hubert Marleau as our Class I director to serve for a term expiring at the 2022 Annual Meeting of stockholders;	“FOR”
	B. to elect Hannah Cho and Lance D’Ambrosio as our Class II directors to serve for terms expiring at the 2023 Annual Meeting of stockholders; and	“FOR”
	C. to elect Benjamin Yi and Jason Les as our Class III directors to serve for terms expiring at the 2024 Annual Meeting of stockholders.	“FOR”
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	“FOR”
3.	To hold an advisory vote to approve the compensation of our named executive officers (“Say-on-Pay”).	“FOR”
4.	To approve the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan to increase the number of shares reserved for issuance under the Riot Blockchain, Inc. 2019 Equity Plan, as amended, by 4,400,000 shares.	“FOR”

This is not a ballot. You cannot use this Notice to vote your shares.

This Notice presents only an overview of the more complete Proxy Statement accompanying this Notice, which is hereby made part of this Notice. The Proxy Statement is also available to you on the Internet at www.proxyvote.com, the SEC’s website, www.SEC.gov, or by visiting our website, www.RiotBlockchain.com.

The Board of Directors have established the close of business on Thursday, September 9, 2021, as the record date (the “Record Date”) for determining those of our stockholders entitled to attend and to vote their shares at the Annual Meeting. Accordingly, only holders of our common stock, no par value per share, of record at the close of business on the Record Date will receive this Notice and be eligible to attend, and vote their shares at, the Annual Meeting (including any adjournment or postponement thereof). Holders of other classes of our outstanding capital stock are not entitled to participate in the Annual Meeting. As of the Record Date, there were 95,951,269 shares of our common stock, no par value per share, outstanding entitled to vote at the Annual Meeting. The foregoing shares of our common stock, no par value per share, are referred to herein as the “shares.” A list of stockholders of record will be available at the Annual Meeting online at the virtual meeting portal, www.virtualstockholdermeeting.com/RIOT2021, and will be available by request during the ten (10) days prior to the Annual Meeting by submitting your written request to our Corporate Secretary at Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, CO 80104, Attention: Corporate Secretary.

Your vote is important. Whether you plan to attend the Annual Meeting live and online or not, we request that you please vote your shares by proxy as soon as possible so that we can ensure your vote will be counted. You may submit your vote by proxy using any of the following methods:

•	Voting online at: www.proxyvote.com;
•	Voting by telephone by calling: 1-800-690-6903 (owners of record) or 1-800-454-8683 (beneficial owners); or
•	Voting by mail by completing, signing, dating and returning the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

Your proxy, whether given online at www.proxyvote.com or through the return of the enclosed proxy card, may be revoked prior to its exercise by writing to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 and by filing a written notice of revocation or a duly executed proxy bearing a later date with our Corporate Secretary prior to the Annual Meeting, or by attending the Annual Meeting and voting virtually using your 16-digit control number and entering the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2021. To ensure fair conduct of the Annual Meeting and that our stockholders of record are able to participate in the Annual Meeting, you will not be able to participate in the virtual Annual Meeting without the unique 16-digit control number assigned to you and provided on the back of your proxy card.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Please note that we have enclosed the Proxy Statement and your proxy card along with this Notice.

By Order of the Board of Directors,
Jason Les, Chief Executive Officer

Castle Rock, CO

September 21, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF RIOT BLOCKCHAIN, INC. TO BE HELD ON:

TUESDAY, OCTOBER 19, 2021, AT 9:00 A.M. (Eastern TIME)

The Notice and our Proxy Statement are available ONLINE at:

www.proxyvote.com and www.RiotBlockchain.com

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement, along with the accompanying Notice of 2021 Annual Meeting of Stockholders, contains information about the 2021 Annual Meeting of the stockholders of Riot Blockchain, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”).

We are holding the Annual Meeting at 9:00 a.m. (Eastern Time) on Tuesday, October 19, 2021, or such later date or dates as such Annual Meeting date may be adjourned. Due to the ongoing impacts of the COVID-19 pandemic and in the interest of the safety of our stockholders, employees and community partners, the Annual Meeting will be held entirely online via the virtual meeting portal, www.virtualstockholdermeeting.com/RIOT2021, and no option to attend the Annual Meeting in-person will be available. For specific instructions on how to attend the Annual Meeting, please see “How do I vote?” beginning on page 2, below.

This Proxy Statement, the accompanying proxy card and, though not part of this Proxy Statement, our 2020 Annual Report, are all being mailed on or about September 21, 2021 to all stockholders of record entitled to notice of and to vote at the Annual Meeting (see “Who can vote?” below).  Our 2019 Annual Report to stockholders is not part of these proxy solicitation materials and is not incorporated by reference herein. Copies of this Proxy Statement and our 2020 Annual Report are available at www.proxyvote.com. You can also find copies of our 2020 and 2019 Annual Reports on Form 10-K, and amendments thereto on Form 10-K/A, as well as all of our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”) on the Internet on the SEC’s website, www.SEC.gov, or through the “Investors” section of our website at www.RiotBlockchain.com. Except for those reports we have filed with the SEC and as specifically incorporated by reference herein, the information contained on our website is not part of these proxy solicitation materials.

In this Proxy Statement, we refer to Riot Blockchain, Inc., a Nevada corporation, and its consolidated subsidiaries, as “Riot,” “Riot Blockchain,” the “Company,” “we,” “us” or “our.”

General Information about the Annual Meeting

We include this Q&A section to provide some background information and brief answers to several questions you might have about the Annual Meeting. We encourage you to read the enclosed Proxy Statement carefully and in its entirety.

Why am I receiving this Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by our Board of Directors (the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting (including any adjournments or postponements thereof).

What information is contained in this Proxy Statement?

This Proxy Statement contains information relating to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, and other required information.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the Notice of 2021 Annual Meeting of stockholders included with this Proxy Statement. These matters include:

1

1.	The election of nominees to serve on the Board, including:
A.	the election of one Class I director to serve for a term expiring at the 2022 Annual Meeting of stockholders;
B.	the election of two Class II directors to serve for terms expiring at the 2023 Annual Meeting of stockholders; and
C.	the election of two Class III directors to serve for terms expiring at the 2024 Annual Meeting of stockholders (see Proposal No. 1);
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (see Proposal No. 2);
3.	To hold an advisory vote to approve the compensation of our named executive officers (see Proposal No. 3);
4.	To approve the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, as amended, to increase the number of shares reserved for issuance under such plan by 4,400,000 shares (See Proposal No. 4); and
5.	To transact such other business as may be properly brought before the Annual Meeting (including any adjournments or postponements thereof).

This Proxy Statement provides detailed information about each of these matters.

Who can vote?

Only stockholders who owned shares of our common stock, no par value per share, at the close of business on Thursday, September 9, 2021 (the “Record Date”), are entitled to participate in and vote their shares at the Annual Meeting. As of the Record Date, there were 95,951,269 shares issued and outstanding and entitled to vote at the Annual Meeting. Shares of our common stock, no par value per share, are herein referred to as the “shares.”

How many votes do I have?

Each stockholder of record (i.e., each person identified by our transfer agent as holding shares of our common stock as of the close of business on the Record Date) is entitled to one vote at the Annual Meeting for each share of common stock owned as of the Record Date. There is no cumulative voting.

How do I vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, which are not revoked, will be voted in accordance with your instructions on the proxy card. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted above. Voting by proxy will not affect your right to attend the Annual Meeting. How you may vote depends on how your shares are held. As explained below, the voting procedures are different for stockholders of record and for beneficial owners of our shares.

What is the difference between being a stockholder of record and a beneficial owner and how does this affect voting?

Many of our stockholders hold their shares through stockbrokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Corporation, or if you possess stock certificates representing your shares, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Annual Meeting. If you are a stockholder of record, you may vote your shares at the Annual Meeting using any of the following methods:

•	Online. You may vote online by completing and submitting your proxy card via the online portal at www.proxyvote.com.

2

•	Live at the Annual Meeting. If you wish to vote your shares live and online at the Annual Meeting, you may participate in the virtual webcast of the Annual Meeting and vote your shares on the proposals presented through the virtual portal established to host the Annual Meeting, www.virtualstockholdermeeting.com/RIOT2021, and entering the unique 16-digit control number provided to you on the proxy card accompanying this Proxy Statement. You will not be able to attend the Annual Meeting without your 16-digit control number. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.
•	By mail. Mark, sign, and date the enclosed proxy card and return it by mail in the enclosed postage prepaid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.
•	By telephone. You may vote your shares by submitting your proxy by telephone by dialing 1-800-690-6903.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, who is considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote, and you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your nominee authorizing you to do so. Your nominee has sent you instructions on how to direct the nominee’s vote. You may vote by following those instructions and the instructions on the Notice; and, if you are a beneficial owner and you wish to submit your vote by telephone, you may do so by dialing 1-800-454-8683.

Do I need to attend the Annual Meeting to vote my shares?

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies that are received in time for the Annual Meeting will be voted at the Annual Meeting unless they are revoked in advance of the meeting date. A stockholder may revoke a proxy before the proxy is voted by following the instructions under the heading “May I change or revoke my proxy?” below. Any stockholder who has executed a proxy card but attends the Annual Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2021 may revoke the proxy and vote at the Annual Meeting by following the instructions under the heading “How do I vote?” above.

What is a proxy?

A proxy is your legal designation of authority to another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;
•	by delivering a signed statement of revocation or a duly executed proxy card bearing a later date to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, and to our Corporate Secretary at: Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, CO 80104, Attention: Corporate Secretary; or
•	by attending the Annual Meeting virtually and voting live and online during the Annual Meeting. Attending the Annual Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2021 will not automatically revoke a previously submitted proxy unless you specifically request it.

What should I do if I receive more than one proxy card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How do I vote?” on the proxy card for each account to ensure that all of your shares are voted.

3

Will my shares be voted if I do not return my proxy card?

If your shares are registered in your name, they will not be voted if you do not submit your proxy card by mail, online via the portal at www.proxyvote.com, or by telephone by dialing 1-800-690-6903, or if you do not otherwise vote by attending the Annual Meeting and casting your shares using the unique 16-digit control number assigned to you on your Proxy Card. Please see the section of this Proxy Statement entitled “How do I vote?” beginning on page 2 above for specific instructions on how to vote your shares. Unless otherwise indicated under the section “What vote is required to approve each proposal presented at the Annual Meeting” below, if you submit your proxy card without indicating your instructions as to how to vote your shares, your shares will be voted in accordance with the Board’s recommendations, as permitted by our Bylaws.

Brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Of the four (4) proposals being presented to the stockholders at the Annual Meeting, only Proposal No. 2 (the ratification of our independent registered public accounting firm) is considered a routine matter. The remaining three (3) proposals, Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote to approve the compensation of our named executive officers), and Proposal No. 4 (vote to approve the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan) are each considered non-routine matters. This means that if your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for the sole routine matter being presented to the stockholders at the Annual Meeting, Proposal II (the ratification of our independent registered public accounting firm) However, your bank, broker or other nominee that holds your shares would not have authority to vote your unvoted shares for the three (3) non-routine matters being presented to the stockholders at the Annual Meeting, Proposal I (election of directors), Proposal III (advisory vote to approve the compensation of our named executive officers), and Proposal IV (vote to approve the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan).

If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” has occurred. The effects of a broker non-vote on each of the proposals for which we are requesting stockholder votes are explained below.

Shares that are subject to a broker non-vote are considered present at the Annual Meeting for determining whether the appliable quorum requirement has been met (see “What is a quorum?” on page 6 of this Proxy Statement for further discussion of our quorum requirement for the Annual Meeting); however, shares subject to a broker non-vote will not be counted as a vote cast with respect to a proposal. Because abstentions and broker non-votes do not represent shares cast with respect to a proposal, broker non-votes will have no effect on the outcome of votes on any of the proposals put forth in this Proxy Statement, as the outcome of the votes on these proposals are determined solely by reference to the votes cast by the shares entitled to vote that are present at the Annual Meeting or represented by a properly-submitted proxy.

We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What vote is required to approve each proposal presented at the Annual Meeting?

Proposal No. 1: Election of Directors. We are seeking stockholder votes on the election to the Board of the five director nominees identified in this Proxy Statement, including one Class I director nominee, two Class II director nominees, and two Class III director nominees. As permitted by Nevada law and our Bylaws, each class of directors on our Board are elected by a plurality voting system. This means that those director nominees receiving the most “FOR” votes cast in favor of their election to the Board will be elected to the Board.

You may vote “FOR” all or any one of the nominees, or you may “WITHHOLD” your vote from all of the nominees or from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal. If you submit your proxy card without directing your proxy how to vote your shares, your shares will be voted in accordance with the Board’s recommendations.

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

4

Proposal No. 2: Ratification of Auditor Appointment. We are seeking our stockholders’ ratification of our appointment of Marcum LLP to serve as our independent registered public accounting firm (our “Auditor”) for the fiscal year ending December 31, 2021. The ratification of the appointment of Marcum LLP as our Auditor for these periods requires the affirmative vote of the majority of the shares cast on this Proposal No. 2 (i.e., the number of “FOR” votes cast on this Proposal No. 2 must exceed the number of “AGAINST” votes cast on this Proposal No. 2 to ratify our appointment of Marcum LLP as our Auditor). Under applicable Nasdaq market rules, Nevada law and SEC regulations, we are not required to obtain the approval of our stockholders to appoint our auditors.

Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, a broker non-vote will result. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Proposal No. 3: “Say-On-Pay.” We are seeking an advisory vote by our stockholders regarding the compensation of our named executive officers, which is disclosed in greater detail in this Proxy Statement. The affirmative vote of the majority of the shares cast on this Proposal No. 3 is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers (i.e., the number of “FOR” votes cast on this Proposal No. 3 must exceed the number of “AGAINST” votes cast on this Proposal No. 3 for stockholder advisory approval of the compensation of our named executive officers to be obtained). While the results of this advisory vote are non-binding, the Compensation and Human Resources Committee of the Board, and the Board as a whole, values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for our named executive officers.

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Proposal No. 4: Approval of the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan. We are seeking stockholder approval of an amendment to our Riot Blockchain, Inc. 2019 Equity Plan, as amended (“2019 Equity Plan”) to increase the number of shares of our common stock reserved for issuance under the 2019 Equity Plan by 4,400,000 shares. The affirmative vote of a majority of the votes cast for this proposal is required to approve the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan (i.e., the number of “FOR” votes cast on this Proposal No. 4 must exceed the number of “AGAINST” votes cast on this Proposal No. 4 for stockholder approval of the amendment to the 2019 Equity Plan to be obtained).

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

How does the Board recommend I vote on the proposals before the Annual Meeting?

The Board unanimously recommends that you vote as follows:

Proposal No. 1: Election of Directors.

•	“FOR” the election of Hubert Marleau as our Class I director to serve for a term expiring at the 2022 Annual Meeting of stockholders (see Proposal No. 1);
•	“FOR” the election of Hannah Cho and Lance D’Ambrosio as our Class II directors to serve for terms expiring at the 2023 Annual Meeting of stockholders (see Proposal No. 1);
•	“FOR” the election of Benjamin Yi and Jason Les as our Class III directors to serve for terms expiring at the 2024 Annual Meeting of stockholders (see Proposal No. 1);

Proposal No. 2: Ratification of Auditor Appointment.

•	“FOR” ratification of the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (see Proposal No. 2);

Proposal No. 3: “Say-On-Pay”.

•	“FOR” advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement (see Proposal No. 3); and

5

Proposal No. 4: Approval of the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan.

•	“FOR” approval of the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, as amended (see Proposal No. 4).

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

What is a quorum?

A quorum is the minimum number of shares that must be represented in person or by proxy for us to conduct the Annual Meeting. The attendance in person or by proxy of holders of thirty-three and one third percent (33.333%) of the total shares outstanding as of the Record Date will constitute a quorum for doing business at the Annual Meeting. Therefore, based on 95,951,269 shares outstanding as of September 9, 2021, the presence of 31,983,756 shares, whether represented by their holder in person or by proxy, will constitute a quorum to hold the Annual Meeting. If you grant your proxy and do not revoke it prior to the Annual Meeting, your shares will be considered present at the Annual Meeting and be counted toward the quorum. Proxies marked “Abstain” and “broker non-votes” will be treated as shares that are present for purposes of determining whether a quorum is present.

What happens if a quorum is not reached?

If the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders, by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxy holders), may, without further notice to any stockholder (unless a new Record Date is set), adjourn the Annual Meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.

Householding of Annual Disclosure Documents.

The SEC has adopted a rule concerning the delivery of annual disclosure documents to households with more than one stockholder. The rule allows us or brokers holding our shares on your behalf to send a single set of our Annual Report and Proxy Statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and the Company. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our Annual Reports, Proxy Statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded”, the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years may revoke their consent for future mailings at any time by contacting our proxy advisors and virtual webcast hosts for the Annual Meeting, Broadridge Financial Solutions, Inc. via:

•	Telephone at: 1-866-540-7095; or
•	Mail to: Broadridge Householding Department, c/o Broadridge, 51 Mercedes way, Edgewood, NY 11717.

Similarly, if an address is shared with another stockholder and, together, both of the stockholders would like to receive only a single set of our annual disclosure documents, the stockholders should follow the instructions above.

Who is paying for this proxy solicitation?

The Company will bear the cost of the solicitation of proxies by the Company; however, we will not pay our directors, officers and employees any additional compensation for soliciting proxies in person, by telephone or by other means. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Alliance Advisors, LLC, a proxy solicitation firm whose toll-free number is 1-866-620-9211, to assist us in soliciting proxies in connection with the Annual Meeting for an engagement fee of approximately $8,000, plus reimbursement of out-of-pocket expenses. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies.

6

When are stockholder proposals due for next year’s annual meeting?

All stockholder proposals, including stockholder proposals for candidates for nomination for election to the Board, should be submitted in accordance with applicable SEC rules and regulations, Nevada law, and the Company’s procedures for stockholder proposals, as described herein and under the heading “Communications with the Board” on page 18 of this Proxy Statement below. Stockholder proposals should be submitted to our Corporate Secretary by mail to the following address:

Riot Blockchain, Inc.
202 6th Street,
Suite 401
Castle Rock, CO 80104
Attention: Corporate Secretary.

Stockholder proposals intended to be presented at, and included in the definitive proxy statement for, the 2022 Annual Meeting of stockholders (the “2022 Annual Meeting”) must be delivered to our Corporate Secretary on or before the close of business on May 24, 2022, to be considered timely pursuant to SEC Rule 14a-8 and our Bylaws. Stockholder proposals intended to be presented at the 2022 Annual Meeting outside of the SEC Rule 14a-8 process must be delivered to our Corporate Secretary at the above address no sooner than July 15, 2022, and no later than August 15, 2022, to be considered timely.

If the date of our 2022 Annual Meeting has been changed by more than thirty (30) days before or more than sixty (60) days after the first anniversary of this year’s Annual Meeting, stockholders must comply with the following procedure to submit their proposals to be considered at the 2022 Annual Meeting. If public announcement of the 2022 Annual Meeting occurs one hundred (100) days or more prior to the scheduled date of the 2022 Annual Meeting, then stockholder proposals must be delivered to our Corporate Secretary at the foregoing address no more than one hundred twenty (120) days before and no less than ninety (90) days before the date of the 2022 Annual Meeting to be considered at the meeting. However, if public announcement of the 2022 Annual Meeting occurs less than hundred (100) days prior to the scheduled date of the 2022 Annual Meeting, then stockholder proposals can be delivered up to ten (10) days after public announcement of the 2022 Annual Meeting is first made.

Stockholders may nominate candidates for the Board by the same deadlines as proposals for business to come before the 2022 Annual Meeting. Each notice of business or nomination must set forth the information required by our Bylaws. Any such proposals, including stockholder proposals for candidates for nomination for election to the Board, must be submitted in accordance with applicable SEC rules and regulations, and follow the Company’s procedures in its Bylaws. Submitting a notice does not ensure that the proposal will be raised at the 2022 Annual Meeting. We will not permit stockholder proposals that do not comply with the foregoing notice requirement to be brought before the 2022 Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business operates under the direction of the Board, which, pursuant to our Bylaws, is divided into three approximately equal in size classes of directors as follows: Class I, Class II and Class III. The Governance and Nominating Committee and the Board have unanimously fixed the size of the Board at five directors, with one director designated as a Class I director, two directors designated as Class II directors, and two directors designated as Class III directors. Each of the five director seats on the Board is up for election this year.

The Governance and Nominating Committee and the Board have unanimously nominated and hereby recommend to the stockholders for their approval at the Annual Meeting the following slate of director nominees for election to the Board:

Class I:	Hubert Marleau (director since 2020) is standing for election for a term expiring at the 2022 Annual Meeting.

Class II:	Hannah Cho (director since 2021) and Lance D’Ambrosio (director since 2021) are each standing for election for terms expiring at the 2023 Annual Meeting of Stockholders.

Class III:	Benjamin Yi (director since 2018) and Jason Les (director since 2017) are standing for election for terms expiring at the 2024 Annual Meeting of Stockholders

Upon the expiration of the initial term of office for each class of directors, their successors shall be elected to serve for terms of office expiring at the third annual meeting of stockholders following their election, with one class of directors standing for election at each successive annual meeting of stockholders. Information relating to each nominee for election as director and for each continuing director, including period of service as a director of the Company, principal occupation and other biographical material, is shown later in this Proxy Statement.

7

All five (5) nominees have consented to stand for election to the class set forth next to their name; and we have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee. Each nominee, if elected, will serve until the expiration of their term and until a successor is named and qualified, or until his or her earlier resignation, death or removal. As provided by our Bylaws, should a director die, resign or otherwise be removed from office prior to the expiration of his or her term of office, the remaining directors may appoint an interim director to fill the resulting vacancy on the Board until a successor is duly qualified and elected by the stockholders following the expiration of the term of office.

Vote Required

Pursuant to our Bylaws, the nominees for director are elected by plurality of votes cast “FOR” the nominees for director. You may vote “FOR” all or any of the nominees, or you may “WITHHOLD” your vote from all or any of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal. If you submit your proxy card without directing your proxy how to vote your shares, your shares will be voted in accordance with the Board’s recommendations.

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION REGARDING DIRECTORS

The information set forth in the following table is current as of the date of this Proxy Statement, of the individuals who currently serve as directors on the Board.

Name	Age	Director Since	Position(s)	Committee Assignments
Benjamin Yi	39	2018	Executive Chairperson	None
Jason Les	35	2017	Chief Executive Officer and Executive Director	None
Hubert Marleau	77	2020	Lead Independent Director	Audit Compensation and Human Resources Governance and Nominating*
Hannah Cho	43	2021	Director	Audit Compensation and Human Resources* Governance and Nominating
Lance D’Ambrosio	64	2021	Director	Audit* Compensation and Human Resources Governance and Nominating

*Indicates Committee Chairperson.

Nominees for Election as Class III Directors (Terms Expiring in 2024)

Benjamin Yi, age 39, currently serves as the Executive Chairperson of our Board. Mr. Yi has served as a director of the Company since October 23, 2018, initially as an independent director and audit committee chair of the Board. Mr. Yi was elected Chairperson of the Board in November 2020 and nominated Executive Chairperson in May 2021.

From 2017 to 2021, Mr. Yi led the capital markets and corporate development efforts at IOU Financial Inc (TSX Venture Exchange: IOU; OTC: IOUFF), a tech-enabled lender to small businesses and an investee company of Neuberger Berman. From 2010 to 2016, Mr. Yi worked directly under Ned Goodman, a renowned Canadian financier, investor and founder of Dundee Corporation, a Toronto-based conglomerate. Mr. Yi was also a securities analyst at the predecessor to 1832 Asset Management L.P., where he covered energy and special situations investments. Mr. Yi became a CFA charter holder in 2008 and holds a Master of Finance degree from the Rotman School of Management and a Bachelor of Commerce degree from Trinity College in the University of Toronto..

8

Mr. Yi brings significant experience in corporate strategy, corporate development, and governance to the Company. In addition to having served as a director of several public and private companies, he also brings over seventeen years of unique capital markets experience to the Company’s management team, with a particular expertise in portfolio management, fintech-enabled businesses, specialty finance, and special situations investing through a company's capital structure.

We believe that Mr. Yi possesses specific attributes that qualify him to serve as a member of the Board, including his executive, corporate governance and finance experience.

Jason Les, age 35, the Company’s Chief Executive Officer, has served as a director of the Company since November 2017. Mr. Les has been deeply involved with Bitcoin since 2013, with significant experience in cryptocurrency mining, and as an engineer studying protocol development and contributing to open-source projects. He was also a founding partner of Binary Digital, a software-development company where he led the engineering team and coordinated project development for artificial intelligence, reverse engineering, and inter-software compatibility projects. Additionally, Mr. Les’ background includes over a decade of unique experience as a former professional heads-up poker player during which he has successfully competed in high-stakes games online, in addition to the most prestigious, high-stakes tournaments in the world. In 2015 and 2017, he was selected as a human benchmark for testing the world’s best poker artificial intelligence in what was dubbed “Man vs Machine” at Carnegie Mellon University. Mr. Les holds a Bachelor of Science in Information & Computer Science from U.C. Irvine.

We believe that Mr. Les possesses specific attributes that qualify him to serve as a member of the Board, including the perspective and experience he brings as our Chief Executive Officer and his experience in the cryptocurrency mining industry.

Nominees for Election as Class II Directors (Terms Expiring in 2023)

Hannah Cho, age 43, was elected and appointed to the Board as an independent director effective and has served as a director since February 2021. Ms. Cho currently serves as the Chairperson of the Board’s Compensation and Human Resources Committee. Ms. Cho is a veteran marketing and communications professional who has spent her career in the enterprise technology industry. She is currently Vice President, Marketing Communications at BMC Software, a portfolio company of KKR which offers software and services to support cloud computing, IT service management, automation, IT operations, and the mainframe for digital transformation. Ms. Cho brings significant executive leadership experience in marketing and communications gained at leading technology companies including Anaplan, CA Technologies, Intel Corporation, and Cisco Systems. In addition to her corporate experience, she was also previously Senior Vice President, Technology Communications at Edelman.

We believe that Ms. Cho possesses specific attributes that qualify her to serve as a member of the Board, including her experience in the enterprise technology industry, in addition to her executive and corporate governance experience.

Lance D’Ambrosio, 64, has served as a director since May 2021. Mr. D’Ambrosio currently serves as the Chairperson of the Board’s Audit Committee. Mr. D’Ambrosio has over thirty (30) years’ experience as a corporate officer and director, with experience in corporate governance, capital raising, financial analysis, mergers and acquisitions, and complex international structuring. Mr. D’Ambrosio currently serves as the Managing Partner of 4 D Investments, a company which focuses on technology and real estate investments. Prior to 4 D Investments, Mr. D’Ambrosio served as the chairperson on the board of directors and as and chief executive officer of Crystal Peak Minerals, a Canadian public company focused on precious metals mining, from 2010 to 2018. As a corporate executive, Mr. D’Ambrosio has guided both public and private companies through mergers and acquisitions, capital raising campaigns, and other related transactions. He also has significant experience as an entrepreneur, having founded several companies spanning a broad spectrum of industries, including the telecommunications, materials, and automotive sectors. Mr. D’Ambrosio has been recognized as a recipient of the Ernst & Young and Merrill Lynch Entrepreneur of the Year Award in the category of e-Software & Services, and he graduated from the University of Utah in 1979 as a member of the Dean’s Honor List with a Bachelor of Science in Marketing and in Management.

We believe that Mr. D’Ambrosio possesses specific attributes that qualify him to serve as a member of the Board, including his executive, corporate governance and finance experience.

9

Nominee for Election as Class I Director (Term Expiring in 2022)

Hubert Marleau, age 77, currently serves as the Lead Independent Director on our Board. Mr. Marleau has served as a director since November 2020. Mr. Marleau currently serves as the Chairperson of the Board’s Nominating and Governance Committee. Mr. Marleau is a veteran capital markets professional, corporate director, and Chair of the Marleau Lecture Series on Economic and Monetary Policy at the University of Ottawa. Currently, he serves as Chief Economist at Palos Management, a boutique investment management firm headquartered in Montreal, Canada, and has served on the board of directors of the following publicly traded companies: GobiMin Inc. (TSX Venture Exchange: GMN; OTC: GMNFF), a precious metals mining company headquartered in Montreal, Canada; Niocan Inc. (TSX Venture Exchange: NIO.V; OTC: NIOCF), a minerals exploration and development company based in Quebec, Canada; and Dundee Sustainable Technologies Inc. (Canadian Securities Exchange: DST; OTC: DNDDF), a precious metals mining company based in Montreal, Canada developing advanced metallurgical processes for use in sustainable mining development projects. Additionally, Mr. Marleau has served on the board of directors of Premier Health of America, Inc., listed on the TSX Venture Exchange, since March 2, 2020. In addition to a career in the capital markets that has spanned over five decades, Mr. Marleau has previously served as a Governor of the Montreal and Vancouver stock exchanges, and as a Director of the Listing Committee for the Toronto Stock Exchange and Director of the Investment Dealers Association of Canada (now known as IIROC).

Mr. Marleau’s broad areas of expertise include macroeconomic policy & analysis, corporate governance, financial analysis, and investment banking. In addition to having served as a board member of approximately fifty publicly-held companies, he has raised funds privately and publicly for hundreds of emerging and mature companies, structured numerous mergers and acquisitions, and acted as the driving force behind numerous transactions. Mr. Marleau graduated from the University of Ottawa in 1967 with an Honours Bachelor of Social Sciences in Economics.

We believe that Mr. Marleau possesses specific attributes that qualify him to serve as a member of the Board, including his executive, corporate governance and finance experience.

PROPOSAL NO. 2

RATIFICATION OF AUDITOR APPOINTMENT

We are asking our stockholders to ratify the appointment and engagement by our Audit Committee of Marcum LLP, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Although our Bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Marcum LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of Marcum LLP, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the interest of our Company and our stockholders.

The Audit Committee has retained Marcum LLP as the Company’s independent registered public accounting firm, to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2021, to be included on the Company’s annual report on Form 10-K for the same period. The Audit Committee previously retained Marcum LLP to serve as the Company’s independent public accounting firm and to perform such audit services for the fiscal years ended December 31, 2018, 2019 and 2020. A representative of Marcum LLP is expected to be present virtually at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. During our two most recent fiscal years through December 31, 2020, and the subsequent interim period through August 31, 2021, neither us nor anyone on our behalf consulted Marcum LLP regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The Company’s Audit Committee currently has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by its independent auditors.  These services requiring pre-approval by the Audit Committee may include audit services, audit related services, tax services and other services.  All of the services performed by the independent registered public accounting firm were approved by the Company’s Audit Committee and prior to performance. The Audit Committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors’ independence.

10

Aggregate fees billed or expected to be billed for professional services for the years ended December 31, 2020 and 2019 in the following categories and amounts were:

	2020	2019

Audit Fees (1)	$413,545	$429,000

Audit-Related Fees	—	—

Tax Fees (2)	47,250	2,000

All Other Fees	—	—

Total Fees	$460,795	$431,000

(1)	Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees include services rendered by Marcum LLP, our independent registered accounting firm, for the 2020 and 2019 audits totaling $278,100 and $296,000, respectively. Fees also include services rendered by Marcum LLP for their reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during the first three quarters of 2020 and 2019 totaling $70,040 and $72,000. Audit fees include services, including services related to the review of our registration statements by Marcum LLP, in 2020 and 2019, totaling $65,405 and $42,000, respectively and by MNP LLP and EisnerAmper LLP (the Company’s prior auditors) for 2019 totaling $7,000 and $12,000, respectively.

(2)	Tax Fees include fees for services rendered for tax compliance and related matters. There were no Tax Fees incurred with or services provided by our auditors, Marcum LLP in 2020 or 2019.

Our principal accountant (through its full-time employees) performed all work regarding the audit of our financial statements for the most recently completed fiscal year.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

All of the services performed in the years ended December 31, 2020 and December 31, 2019 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permissible non-audit services to be provided to us by the independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independents.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Marcum LLP as our independent registered public accounting firm, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

11

PROPOSAL NO. 3

“SAY-ON-PAY”

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Schedule 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our “named executed officers” as disclosed in this Proxy Statement under the heading “Executive Compensation” beginning on page 25 below. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to weigh in on our named executive officers’ compensation as a whole. The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders vote gives you, as a stockholder, the opportunity, on a purely advisory basis, to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting “FOR” or “AGAINST” the following resolution (or by choosing to “ABSTAIN” with respect to the resolution):

RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2021 Proxy Statement, as such compensation is disclosed in the Company’s 2021 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Human Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. Your non-binding advisory votes described in this Proposal No. 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board Committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board Committee or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the majority of the votes cast on this proposal are cast “FOR” the proposal. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation and Human Resources Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3:

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

12

PROPOSAL NO. 4

APPROVAL OF THE SECOND AMENDMENT

TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN

Introduction

We are proposing that our stockholders approve the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, as amended (the “Second Amendment to the 2019 Equity Plan”) to increase the number of shares of our common stock, no par value per share, reserved for issuance under the 2019 Equity Plan by 4,400,000 shares. If our stockholders approve the Second Amendment to the 2019 Equity Plan, it will become effective on the date of such stockholder approval. If our stockholders do not approve the Second Amendment to the 2019 Equity Plan, we will only grant awards under the 2019 Equity Plan until the shares available for issuance thereunder are exhausted.

On the recommendation of our Compensation and Human Resources Committee, our Board unanimously approved the Second Amendment to the 2019 Equity Plan on September 14, 2021, subject to its approval by our stockholders at the Annual Meeting. The Second Amendment to the 2019 Equity Plan is intended to supplement the 2019 Equity Plan by increasing the number of shares available for issuance under the 2019 Equity Plan to our non-employee independent directors, officers, employees, personnel, and other eligible plan participants. A summary of the Second Amendment to the 2019 Equity Plan appears below under the heading “Summary Description of the Second Amendment to the 2019 Equity Plan” and a copy of the Second Amendment to the 2019 Equity Plan is attached as Appendix A to this Proxy Statement.

As authorized by the Board and approved by our stockholders at the 2019 Annual Meeting, we have registered the issuance of the 3,600,000 shares of our common stock authorized by the 2019 Equity Plan by our Registration Statement on Form S-8, filed with the SEC (SEC File Number 333-235355). At the 2020 Annual Meeting, our stockholders authorized the reservation of an additional 3,500,000 shares for issuance under the 2019 Equity Plan pursuant to the First Amendment to the Riot Blockchain, Inc. 2019 Equity Plan (the “First Amendment to the 2019 Equity Plan”).

We believe the Second Amendment to the 2019 Equity Plan, if approved by our stockholders, will provide us with a sufficient number of shares available for issuance under the 2019 Equity Plan to continue to provide a range of equity incentive tools and sufficient flexibility to permit us to make effective use of the share-based awards our stockholders authorize for incentive purposes for the next three years.

Rationale for Amending the 2019 Equity Plan as Proposed

We are asking stockholders to approve the Second Amendment to the 2019 Equity Plan to increase the number of shares available for issuance under the 2019 Equity Plan by 4,400,000 additional shares because we will be unable to make equity grants to our key employees and non-employee directors once the share reserve is exhausted under the 2019 Equity Plan for the reasons stated below. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain executive officers, employees and non-employee directors in our highly competitive industry. Further, we believe equity awards, including performance equity awards, provide a strong incentive to our directors, officers, and employees to contribute materially to the growth of the Company by better aligning their interests with those of our stockholders.

Following the adoption of the 2019 Equity Plan, as amended, we have made regular awards of restricted stock units (“RSUs”) to our directors, officers, and employees pursuant to the 2019 Equity Plan. In 2021, we have been engaged in a significant period of growth as an organization, culminating in our May 2021 acquisition of our wholly owned subsidiary, Whinstone US, Inc., and its more substantial employee base. In connection with this growth, we have made additional awards of RSUs to our employees, officers, and directors, including those of Whinstone under the 2019 Equity Plan, further drawing down the number of shares reserved for issuance under the 2019 Equity Plan. Additionally, the Compensation and Human Resources Committee, in consultation with our outside compensation advisors, established a Performance RSU Plan under the 2019 Equity Plan in August of 2021 to better align the interests of our executive officers and employees with those of our stockholders. In connection with the adoption of the Performance RSU Plan, the Compensation and Human Resources Committee granted a number of Performance RSU awards under the 2019 Equity Plan which are contingent upon the Company attaining certain specified performance objectives during the three-year performance period. Please refer to the section of this Proxy Statement entitled “Equity Compensation Plan Information” on page 26 of this Proxy Statement for a more complete description of the Performance RSU Plan.

13

Without increasing the number of shares available for issuance under the 2019 Equity Plan, once the current reserve of shares is exhausted, we will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel to continue supporting our growth. As a result, the Company might need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation and thus its ability to attract, motivate and retain highly qualified personnel for positions of substantial responsibility with the Company.

The Compensation and Human Resources Committee, in consultation with the Company’s outside compensation advisors and based on an analysis of the Company’s historic equity compensation share usage, its anticipated future equity compensation needs, and its assumptions regarding market conditions and compensation, recommended an additional 4,400,000 shares be made available for issuance under the 2019 Equity Plan. We believe, based on our current rate of share issuance pursuant to the 2019 Equity Plan and our expectations regarding our future equity compensation needs, and barring any significant changes to our projections, that our current request to increase the share reserve under the 2019 Equity Plan by 4,400,000 shares should enable us to continue to make competitive grants of equity compensation. These projections are subject to change pursuant to the discretion of the Compensation and Human Resources Committee, as administrator of the 2019 Equity Plan, who may determine, based on future events and market conditions, to alter the Company’s equity compensation strategy or projections.

Summary Description of the Second Amendment to the 2019 Equity Plan

The sole aspect of the 2019 Equity Plan to be amended by the proposed Second Amendment to the 2019 Equity Plan is to increase the number of shares reserved for issuance under the 2019 Equity Plan by 4,400,000 shares. No other provisions of the 2019 Equity Plan are modified, amended, revised, or otherwise changed by this proposed Second Amendment to the 2019 Equity Plan. The specific terms of the 2019 Equity Plan, such as who is eligible to receive awards under the 2019 Equity Plan, the terms of awards, such as vesting periods, the exercise price of any options, and any expiration of these awards, as well as the tax consequences of the awards which may be made under the 2019 Equity Plan, are set forth in the 2019 Equity Plan, as approved by the Company’s stockholders on October 23, 2019 and filed with the SEC on December 5, 2019 as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355).

The number of shares that will ultimately be issued from the shares reserved for issuance under the 2019 Equity Plan, as amended by the proposed Second Amendment to the 2019 Equity Plan, is subject to the discretion of the Compensation and Human Resources Committee and, therefore, cannot be determined with certainty at this time. However, the Company anticipates that the Compensation and Human Resources Committee will continue in future years to make annual cash and equity awards as described above.

This summary does not purport to be a complete description of all the terms of the Second Amendment to the 2019 Equity Plan, and is qualified in its entirety by reference to the complete text of the Second Amendment to the 2019 Equity Plan, which is attached to this Proxy Statement as Appendix A. Further, this summary does not purport to be a complete description of the 2019 Equity Plan and is qualified entirely by reference to the full text of the 2019 Equity Plan, as filed with the SEC on December 5, 2019 as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355). To the extent there is a conflict between this summary and the actual terms of the 2019 Equity Plan, as amended, the actual terms of the 2019 Equity Plan, as amended, will govern.

Vote Required

The affirmative vote of a majority of the votes cast on this Proposal No. 4 will be required to approve the Second Amendment to the 2019 Equity Plan (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes for this proposal to be approved).

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the adoption of equity incentive plans. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of the Second Amendment to the 2019 Equity Plan and will have no effect on the outcome of the vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 4

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SECOND AMENDMENT TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE BY SELECTING “AGAINST” OR “ABSTAIN” ON THE PROXY.

14

CORPORATE GOVERNANCE

Corporate Code of Conduct

Our Code of Ethics and Business Conduct (the “Code of Ethics”) applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our principal executive officer and our principal financial officer. We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code of Ethics. The Code of Ethics prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code of Ethics requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code of Ethics is publicly available and can be found online under the “Governance” tab on the “Investors” page of our website, www.RiotBlockchain.com.

If we make substantive amendments to the Code of Ethics, or grant any waiver, including any implicit waiver, from a provision of the Code to our named executive officers, directors, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Board’s Role in Corporate Governance Matters

Our Board has been focused on and committed to responsible and effective corporate governance. Our Board members conduct candid and constructive discussions and deliberations among themselves and with management and outside advisors regarding the strategic vision of the Company and in fulfilment of their oversight role with respect to the Company’s executive officers. Further, our Board operates with a robust committee structure consisting of the Board’s three standing committees, each of which fulfill various aspects of the Board’s overall oversight and strategic roles. Each committee elects a chairperson from among its members to oversee and set the agendas for the committee’s meetings. As part of the Board’s role in overseeing the governance and structure of our business, the Board oversees the Company’s executive officers, including overseeing the partitioning of the various executive officers’ roles and responsibilities within the Company.

Our Board has adopted Corporate Governance Guidelines based on the best practices in our industry and the Board continues to review and adapt them over time. Our Governance and Nominating Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to our Board concerning corporate governance matters. Our Board regularly reviews our Corporate Governance Guidelines and updates them periodically in response to changing regulatory requirements and evolving governance practices. Our Corporate Governance Guidelines, Articles of Incorporation and Bylaws address various governance matters including, but not limited to, the following:

•	Rules regarding the role and responsibilities of the Board and of each individual director, including director compensation, orientation, and continuing education standards;
•	Rules regarding Board composition, including selecting the Chairperson of the Board and establishing the Board’s committees and their membership, as well as establishing and overseeing membership criteria and director independence;
•	Rules regarding the submission of director nominees for election by our stockholders;
•	Rules regarding the voting standard for the election of directors;
•	Rules regarding Board meetings, including the calling of meetings and establishing their schedules and agenda;
•	Rules regarding the conduct of executive sessions of independent directors and the situations requiring such executive sessions to be held;
•	Rules regarding the Board’s access to management;
•	Establishing the procedures for management succession planning;
•	Named executive officer performance evaluation and compensation;

15

•	Rules establishing and overseeing stock ownership guidelines for directors, executive officers and employees;
•	Rules regarding restrictions on transactions in our securities by our directors, executive officers, and other persons in possession of material non-public information, including restrictions on hedging and pledging transactions, as well as on transactions involving margin accounts; and
•	Board and committee self-evaluations to assess the effectiveness of the Board and its committees at fulfilling their various mandates.

A copy of our Corporate Governance Guidelines is available online by navigating to the “Governance” tab on the “Investors” page of our website, www.RiotBlockchain.com.

Board Structure and Independence

Our Bylaws provide that the Board is responsible for setting the size of the Board and for nominating individuals to stand for election to the Board by our stockholders. The Board has set the number of directors at five and is currently comprised of three non-employee independent directors and two executive directors who serve as part of our executive management team.

Our Bylaws also provide for a classified board, comprised of three approximately equal-in-size classes of directors (Class I, Class II, and Class III), with one of the three classes of directors standing for election at each annual meeting of stockholders. At this time, the Board believes that the classified board structure is in the best interest of the Company. The classified board structure and corresponding terms will ensure that at any given time the majority of the directors will have deep knowledge of the Company and a firm understanding of its goals, and it allows for continuity and stability of the Board, promoting the balance of long-term and short-term interests of the Company and its stockholders. The structure also safeguards the Company from third-party takeover attempts, as it will require a longer period to change majority control of the Board. A classified board remains accountable to the Company’s stockholders as directors continue to have a fiduciary responsibility to the stockholders.

Our Bylaws further provide that the Board may establish committees from time to time as it deems necessary or expedient. Currently, the Board has established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Compensation and Human Resources Committee, each of which are comprised solely of independent directors. Our Bylaws provide that at least three directors serving on the Board must be “independent directors” within the meaning of the Nasdaq continued listing standards and stock market rules (the “Nasdaq Market Rules”) and applicable SEC rules and regulations. The Board, upon recommendation of the Governance and Nominating Committee, unanimously determined that each of our three (3) non-employee directors is “independent,” as such term is defined in the Nasdaq Market Rules and the applicable SEC rules.

The definition of “independent director” included in the Nasdaq Market Rules includes a series of objective tests, such as whether the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Nasdaq Market Rules and the applicable SEC rules. Even though the Governance and Nominating Committee and the Board have determined that each of the nominated directors are “independent” according to the objective tests included in the Nasdaq Market Rules, the Board, as required by the Nasdaq Market Rules, has also made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and therefore meets the standards of independence required of “independent” directors under the Nasdaq Market Rules.

Board Leadership

Our Board’s leadership is currently comprised of our Executive Chairperson, Benjamin Yi, and a Lead Independent Director, Hubert Marleau, each of whom were elected from the directors on the Board. Following the appointment of Benjamin Yi as our Executive Chairperson in May 2021, the Board appointed Hubert Marleau to serve as the Lead Independent Director on our Board, having considered his strong leadership, independent presence and financial and business expertise on the Board. Mr. Marleau, together with Mr. Yi and our Chief Executive Officer, Jason Les (who also serves as an executive director on our Board), comprise our senior Board leadership, which the Board believes is appropriate at this time to provide the most effective leadership structure for the Company, which operates in a highly competitive and rapidly changing technology industry.

The Executive Chairperson oversees and sets the agendas for the meetings of the Board, and the Lead Independent Director fills the Executive Chairperson’s role under the circumstances outlined below. As Lead Independent Director for the Board, Mr. Marleau is responsible for overseeing the conduct of meetings where our Bylaws, Nasdaq Rules, applicable SEC rules and regulations, or Nevada law require our Executive Chairperson, Mr. Yi, to be absent. During such meetings, Mr. Marleau has broad authority and oversight over the affairs of the Board. The Board believes its actions in adapting its leadership structure in response to the changes in its leadership and the challenges faced by the Company are evidence of its proactive commitment to strong corporate governance and appropriate independent director oversight of management.

16

Board’s Role in Risk Oversight

The Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but rather administers this oversight function through it three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Compensation and Human Resources Committee, which are described below.

Our Board believes the following are certain key factors providing it appropriate opportunities for oversight, discussion and evaluation of Riot’s decisions and direction: (i) director independence, experience and knowledge; (ii) the ability of independent directors to participate in the agenda-setting process for our Board and committee meetings; (iii) the conduct of regularly scheduled executive sessions of independent directors; and (iv) our directors’ access to management.

The Board’s three standing committees play a key role in fulfilling the Board’s risk oversight function. Below is a brief description of the roles and activities of the Board’s standing committees in fulfilling this function. A more complete description of each of the committees can be found beginning on page 18 below.

The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics and Business Conduct.

The Governance and Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

The Compensation and Human Resources Committee oversees the Company’s compensation practices, including establishing and overseeing performance-oriented incentives to attract and retain highly qualified personnel for positions of substantial responsibility with the Company, evaluating and making recommendations to the Board with respect to incentive-compensation plans and equity-based plans, evaluating risks associated with the Company’s compensation policies and programs, and evaluating the adequacy of its current executive compensation and benefit plan, policies and programs. The Committee also oversees the Company’s personnel development and training, its human resources practices, including oversight of its management succession planning, and the maintenance of the Company’s corporate culture.

Director Attendance at Board, Committee, and Other Meetings

Our Board and its three standing committees meet throughout the year on a set schedule and also hold special meetings and may act by written consent from time to time as appropriate. Directors are expected to attend regular Board meetings and meetings of the committees on which they serve, with the understanding that, on occasion, a director may be unable to attend a meeting. In 2020, the Board held 12 regular meetings and also took additional actions by unanimous written consent, as permitted by our Bylaws and Nevada law. Each director attended 100% of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. All directors at the time attended last year’s annual meeting of stockholders, and, to the Company’s knowledge, all of our current directors will attend this year’s Annual Meeting.

In addition to formal meetings of the Board and its three standing committees, directors meet and confer on an informal basis throughout the year. While no formal business is decided at these informal meetings, the Board believes participating in them better enables its members to carry out the Board’s oversight functions and to more rapidly respond to emerging opportunities and challenges facing the Company as they arise.

The Board also holds executive sessions of its members qualified as “independent directors” within the meaning of the Nasdaq Rules and applicable SEC rules and regulations in connection with regularly scheduled Board meetings and at such other times as they deem appropriate. Executive sessions of independent directors are provided for in the agenda for each regularly scheduled Board meeting. Each of the independent directors attended 100% of the regular and special executive sessions that were held during his or her term of office.

17

An important part of the executive sessions of independent directors of our Board and its three standing committees is the discussion of results from the annual self-evaluations undertaken by our Board and its standing committees, the design of which is for continuous improvement in performance and effectiveness. Our Governance and Nominating Committee facilitates our Board’s annual self-evaluation.

Communications with the Board

Stockholders wishing to communicate with the Board should write to the Board of Directors at: Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, Colorado 80104, Attention: Board of Directors, and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the Chief Executive Officer, to matters on the Board’s agenda.

Committees of the Board of directors

Our Board has three standing committees: (i) the Audit Committee, (ii) the Governance and Nominating Committee, and (iii) the Compensation and Human Resources Committee. Each of these three standing committees is comprised solely of and chaired by non-employee independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Nasdaq Market Rules and applicable SEC regulations. Each of the committees operates pursuant to its charter. The committees regularly report their activities and actions to our full Board, generally at the next Board meeting following a committee meeting. The committee charters are reviewed annually by the Governance and Nominating Committee. If appropriate, and in consultation with the chairs of the other committees, the Governance and Nominating Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charter of each of our Audit Committee, Governance and Nominating Committee, and Compensation and Human Resources Committee complies with applicable Nasdaq Market Rules, SEC regulations and provisions of Nevada corporate law.

Copies of each of the charters for the three standing committees are available under the “Governance” tab on the “Investors” page on our website,  www.RiotBlockchain.com, by following the link for each of the Audit Committee, the Governance and Nominating Committee, and the Compensation and Human Resources Committee, and are also available to stockholders free of charge upon written request to our Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104. The principal functions of each of the three standing committee are summarized below.

Audit Committee

The Company’s Audit Committee currently consists of the following three independent directors: Lance D’Ambrosio, Hubert Marleau and Hannah Cho, with Mr. D’Ambrosio serving as the Audit Committee’s Chairperson. Our Audit Committee oversees our independent registered public accounting firm and accounting and internal control matters. Our Audit Committee also assists our Board in fulfilling its responsibilities to oversee, among other things, oversight over: the integrity of our financial statements; our compliance with relevant legal and regulatory requirements; our internal controls over financial reporting; the qualifications and independence of our independent registered public accounting firm; and the performance of our internal audit function and the audit function of our independent registered public accounting firm.

In addition to these key oversight functions, our Audit Committee is responsible for, among other matters, the following:

•	Directly appointing, compensating, retaining, terminating and overseeing the work of our independent registered public accounting firm;
•	Pre-approving, or adopting appropriate procedures to pre-approve, all audit services, internal control-related services and non-audit services to be provided by our independent registered public accounting firm;
•	Reviewing and discussing with our independent registered public accounting firm and our management (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles, (ii) the effect of regulatory and accounting initiatives or actions applicable to us, as well as off-balance sheet structures, on our financial statements, and (iii) any major issues concerning the adequacy of our internal controls and any special steps adopted in light of any material control deficiencies;
•	Discussing guidelines and policies governing the process by which our management assesses and manages major risk exposures;

18

•	Reviewing and discussing our earnings press releases with management and our independent registered public accounting firm; and
•	Reviewing and discussing with our independent registered public accounting firm and our management quarterly and year-end operating results, reviewing our interim financial statements included in our Quarterly Reports on Form 10-Q, and recommending to our Board the inclusion of our annual financial statements in our Annual Reports on Form 10-K.

A more detailed description of our Audit Committee’s purposes and responsibilities is contained in its charter, which is available online by navigating to the “Governance” tab on the “Investors” page of our website, www.RiotBlockchain.com.

The Board has affirmatively determined in its business judgment that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules, the Sarbanes-Oxley Act of 2002, and the Nasdaq Market Rules. The Board has determined, in its business judgment, that Mr. D’Ambrosio of the Audit Committee meets the qualifications of an “audit committee financial expert,” as that term is defined under the SEC rules, and that all three members of the Audit Committee are independent of Riot.

The Audit Committee held 12 meetings (including by written consent) during the fiscal year ended December 31, 2020, and 10 meetings (including by written consent) to date in the fiscal year ending December 31, 2021, including meeting regularly with the Company’s Auditor, both privately and with representatives of the Company’s management present.

19

REPORT OF THE AUDIT COMMITTEE

The following Report of our Audit Committee (“Report”) does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

The role of the Audit Committee is, among other things, to assist the Board in its oversight of the following: the integrity of Riot’s financial statements; Riot’s compliance with relevant legal and regulatory requirements; Riot’s internal controls over financial reporting; the qualifications and independence of Riot’s independent registered public accounting firm; and the performance of Riot’s internal audit functions and that of its independent registered public accounting firm.

The Board has determined that, in its business judgment, all members of the Audit Committee are independent within the meaning of the Nasdaq Market Rules, the Sarbanes-Oxley Act of 2002 and related rules of the SEC.

Riot’s management is responsible for the preparation, presentation and integrity of Riot’s financial statements and the effectiveness of Riot’s system of internal control over financial reporting and disclosure controls and procedures. Management is responsible for maintaining and evaluating appropriate accounting and financial reporting practices and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

The Audit Committee, on behalf of the Company, engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm for the years ended December 31, 2018, 2019 and 2020, as well as for the year ending December 31, 2021. Pursuant to its engagement, Marcum is responsible for auditing Riot’s consolidated financial statements and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. Marcum was also responsible for auditing the effectiveness of Riot’s internal control over financial reporting for the year’s ended December 31, 2018 and 2019.

The Audit Committee has met and held discussions with the Company’s management and Marcum. The Audit Committee discussed with the Company’s management and Marcum the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with Marcum and Riot’s Chief Financial Officer (principal financial officer and principal accounting officer), with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of Riot’s internal controls over financial reporting and the overall quality of Riot’s financial reporting. Management has represented to the Audit Committee that Riot’s consolidated financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles.

In the performance of its oversight function, the Audit Committee has:

•	Reviewed and discussed Riot’s internal controls over financial reporting with management and Marcum, including a review of management’s report on its assessment and for the year’s ended December 31, 2018 and 2019, Marcum’s audit of the effectiveness of Riot’s internal controls over financial reporting and any significant deficiencies or material weaknesses identified by such audit;
•	Considered, reviewed and discussed the audited financial statements with management and Marcum, including a discussion of the quality of the accounting principles, the reasonableness thereof, significant adjustments, if any, and the clarity of disclosures in the financial statements, as well as critical accounting policies and other financial accounting and reporting principles and practices;
•	Discussed with Marcum the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and No. 2410, Related Parties;
•	Received, reviewed and discussed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence; and
•	Reviewed the services provided by Marcum other than its audit services and considered whether the provision of such other services by Marcum is compatible with maintaining its independence, discussed with Marcum its independence, and concluded that Marcum is independent from Riot and its management.

20

In reliance on the reports, reviews and discussions described in this Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended on Form 10-K/A, for filing with the SEC and for inclusion in the Company’s proxy materials to be provided to the Company’s stockholders in advance of its annual stockholders’ meeting for the year ending December 31, 2021. The Audit Committee also has appointed, and has requested stockholder ratification of the appointment of, Marcum as Riot’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Respectfully submitted,

The Audit Committee of Riot Blockchain, Inc.

Lance D’Ambrosio, Chairperson

Hubert Marleau

Hannah Cho

21

Compensation and Human Resources Committee

The Company’s Compensation and Human Resources Committee currently consists of the following three independent directors, each of whom the Board has determined meet the director independence requirements of the Nasdaq Rules and applicable SEC regulations for service on a public company’s compensation committee: Hannah Cho, Lance D’Ambrosio and Hubert Marleau, with Ms. Cho serving as the committee’s Chairperson. The Compensation and Human Resources Committee, among other things, is responsible for:

•	Reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the Chief Executive Officer;
•	Overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•	Negotiating and overseeing employment agreements with officers and directors;
•	Overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives;
•	Establishing and overseeing performance-based incentive programs to attract and retain personnel for positions of substantial responsibility with the Company;
•	Overseeing the Company’s personnel development and training programs, its human resources practices, including oversight of management succession planning; and
•	Overseeing maintenance of the Company’s corporate culture.

A more detailed description of our Compensation and Human Resources Committee’s purposes and responsibilities is contained within its charter, which is available online by navigating to the “Governance” tab on the “Investors” page of our website, www.RiotBlockchain.com.

When evaluating the compensation of our executive officers, the Compensation and Human Resources Committee evaluates factors including the executive’s responsibilities, experience and the competitive marketplace.  The Compensation and Human Resources Committee may also invite the senior executives and other members of management to participate in their deliberations, or to provide information to the Compensation and Human Resources Committee for its consideration with respect to such deliberations, except that the Chief Executive Officer may not be present for the deliberation of or the voting with respect to his or her compensation.  The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other person, including other executive officers, if any.

The Compensation and Human Resources Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation and Human Resources Committee in its sole discretion deems appropriate.  The Compensation and Human Resources Committee retained Meridian Consultants in connection with the preparation of the Riot Blockchain, Inc. 2019 Equity Plan, which was ratified and approved by the stockholders at the 2019 Annual Meeting, and the First Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, which was ratified and approved by the stockholders at the 2020 Annual Meeting. The Compensation and Human Resources Committee has also retained Meridian Consultants in connection with the preparation of the Second Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, as amended, which is being submitted for stockholder approval at the Annual Meeting. The Compensation and Human Resources Committee’s retention of Meridian Consultants, LLC, as their compensation advisor with respect to the committee’s evaluation of the Company’s compensation practices, including its equity incentive compensation planning, is pursuant to a direct engagement agreement between the committee and Meridian Consultants, LLC. The Compensation and Human Resources Committee has instructed Meridian Consultants to provide comparative information regarding companies of similar size and in related industries as Riot Blockchain and to analyze the Company’s historical and current compensation to assist the committee with its evaluation of the Company’s compensation practices and future needs.

The Board has affirmatively determined that each member of the Compensation and Human Resources Committee meets the additional independence criteria applicable to Compensation and Human Resources Committee members under the Nasdaq Market Rules and the applicable SEC rules.

The Compensation and Human Resources Committee held 10 meetings (including by written consent) during the fiscal year ended December 31, 2020, and 14 meetings (including by written consent) to date in the fiscal year ending December 31, 2021.

22

Governance and Nominating Committee

The Company’s Governance and Nominating Committee currently consists of the following independent directors, each of whom the Board has determined meet the director independence requirements of the Nasdaq Rules and applicable SEC regulations for service on a public company’s governance and nominating committee: Hubert Marleau, Lance D’Ambrosio, and Hannah Cho. Mr. Marleau serves as Chairperson of the Governance and Nominating Committee. The Governance and Nominating Committee, among other things, is responsible for:

•	Reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
•	Evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
•	Working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
•	Annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
•	Reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Guidelines and committee charters;
•	Recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
•	Overseeing the Company’s compliance program, including the Code of Ethics and Business Conduct; and
•	Overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

A more detailed description of our Governance and Nominating Committee’s purposes and responsibilities is contained within its charter, which is available at our website at: https://ir.riotblockchain.com/governance-docs.

The Board has affirmatively determined that each member of the Governance and Nominating Committee meets the independence criteria applicable to compensation committee members under the Nasdaq Market Rules and applicable SEC rules and regulations.

The Governance and Nominating Committee held two meetings (including by written consent) during the fiscal year ended December 31, 2020, and five meetings (including by written consent) to date in the fiscal year ending December 31, 2021.

Consideration of Director Nominees

As specified in our Corporate Governance Guidelines, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance and Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Guidelines. The Governance and Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance and Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

23

The Governance and Nominating Committee will consider director candidates properly recommended by stockholders by providing notices of stockholder proposals in compliance with our Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended. The Governance and Nominating Committee’s process for considering such stockholder recommendations is no different than its process for screening and evaluating candidates suggested by directors, our management, or third parties.

EXECUTIVE OFFICERS AND MANAGEMENT

The Board has unanimously appointed the following individuals as our executive officers, who each hold the office set forth opposite his or her name.

Name	Age	Principal Occupation	Executive Officer Since
Benjamin Yi(1)	39	Executive Chairperson	2021
Jason Les(2)	35	Chief Executive Officer (Principal Executive Officer)	2021
Jeffrey McGonegal(3)	70	Chief Financial Officer (Principal Financial and Accounting Officer)	2003
Megan Brooks(4)	39	Chief Operating Officer	2021

———————

Benjamin Yi

Mr. Yi has served on our Board since 2018. He was appointed to serve as our Executive Chairperson on May 24, 2021. As our Executive Chairperson, Mr. Yi continues to serve as Chairperson of the Board as a non-independent executive director. In this role, he is directly involved in our day-to-day operations, playing a key role in setting and fulfilling the Board’s strategic aims for the Company. A more complete biography of Mr. Yi and discussion of his qualifications can be found under the section “Information Regarding Directors” beginning on page 8 of this Proxy Statement.

Jason Les

Mr. Les has served on our Board since 2017. He was appointed to serve as our Chief Executive Officer (principal executive officer) (“CEO”) on February 8, 2021. Mr. Les continues to serve as a member of our Board as a non-independent executive director. In this role, he is responsible for overseeing the operations of the Company and for helping to establish and then execute the Board’s strategic vision. A more complete biography of Mr. Les and discussion of his qualifications can be found under the section “Information Regarding Directors” beginning on page 8 of this Proxy Statement.

Jeffrey McGonegal

Mr. McGonegal currently serves as the Chief Financial Officer (principal financial officer and principal accounting officer) (“CFO”) of the Company. On February 8, 2021, the Company announced that Mr. McGonegal, who was appointed CEO in early 2019, would return to focus on his long-standing position as the Company’s CFO. Mr. McGonegal had previously served as the Company’s long time CFO until April 2018 and subsequently had been assisting Riot Blockchain in a consulting role before assuming the role of CEO of the Company in early 2019. He serves as Corporate Secretary and served as interim President in December 2004 and January 2005.

Mr. McGonegal has been an executive officer of the Company since 2003 and he brings a wealth of public company executive and financial reporting experience, including senior leadership roles working primarily with public entities by assisting them with financing, merger, and acquisition transactions, to the position of CFO of the Company. His career has spanned over forty years in senior leadership roles, working primarily with public entities (including the Company) both as an outside accountant and as chief financial and/or accounting officer, during which time he assisted these companies with financing, mergers and acquisitions, and other significant transactions. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP (predecessor to BDO USA, LLP) (“BDO”). While at BDO, Mr. McGonegal served as Managing Partner of the Denver, Colorado office. He received a Bachelor of Science in Accounting degree from Florida State University.

Megan Brooks

Ms. Brooks was appointed to serve as the Company’s Chief Operating Officer (principal operating officer) (“COO”) on April 6, 2021. Ms. Brooks joined the Company in 2018 and has most recently served as its Vice President of Finance, where she facilitated the Company’s mining operations, including hardware procurement, site evaluation and project management at the direction of the Company’s CEO and CFO.

24

Ms. Brooks has more than two decades of experience in operations, risk management and finance. Prior to joining the Company in 2018, Ms. Brooks served as Vice President of Operations for Capstone Associated Services, Ltd., from 2006 to 2017. Ms. Brooks brings her experience in emerging industries and navigating new regulatory environments to the position of Chief Operating Officer. She holds a B.S. in Finance along with a Master of Accountancy Certificate from the University of Houston, C.T. Bauer College of Business, with a certification in risk management, and is a licensed Risk Manager.

Ms. Brooks has been with the Company throughout its development as a significant cryptocurrency miner, during which time she has, at the direction of the Company’s CEO and CFO, overseen the Company’s significant expansion of its mining power and its operations. As Chief Operating Officer, she will continue to oversee the Company’s operations, including mining, IT/Cybersecurity, Sarbanes-Oxley Act of 2002 control design/implementation, and initiatives related to future expansion.

EXECUTIVE COMPENSATION

Summary Compensation Table

The compensation we paid to our named executive officers for fiscal years 2020 and 2019 is summarized in the table below:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (3)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)
Jeffrey McGonegal,	2020	294,103	90,000	300,000	—	14,478	698,581
Chief Executive Officer (former) and Chief Financial Officer (1)	2019	252,248	—	175,000	—	89,191	516,439

Megan Brooks,	2020	175,000	78,000	144,000	—	4,970	401,970
Chief Operating Officer (2)	2019	136,250	—	15,000	—	4,232	155,482

(1)	Effective as of February 8, 2021, Mr. McGonegal was appointed as our CFO (principal financial and accounting officer) pursuant to the First Amendment to the Amended and Restated McGonegal Employment Agreement, for a one-year term, at an annual base salary of $360,000, and agreed to step down as our CEO in order to focus on his long-standing position as the Company’s CFO, as previously reported by the Company on its Current Report on Form 8-K filed with the SEC on February 10, 2021. Upon his appointment, Mr. McGonegal was awarded an initial equity award of 20,000 RSUs under the Company’s 2019 Equity Plan, which are eligible to vest in four equal quarterly installments following his appointment as CFO. Effective February 7, 2020, under an Amended and Restated Executive Employment Agreement, Mr. McGonegal was awarded an initial equity award of 209,790 RSUs under the Company’s 2019 Equity Plan, valued at $300,000, which are eligible to vest in four equal quarterly installments. Previously, Mr. McGonegal served as both our CEO and CFO, after being appointed as CFO on August 15, 2019 and as CEO on February 6, 2019. He had previously served as CFO until February 27, 2018, and thereafter as principal accounting officer until April 30, 2018. Subsequent to April 30, 2018, Mr. McGonegal served in a consulting role. The amounts included in “All Other Compensation” for Mr. McGonegal represent an award of $75,000 in 2019 under his 2019 employment agreement to cover the gross-up of income taxes on restricted shares, each subject to vesting over four quarterly periods through February 2020, and the amounts paid to or on his behalf for medical insurance at a total cost of $14,478 and $14,191 in 2020 and 2019, respectively.

(2)	Effective as of April 6, 2021, Ms. Brooks was appointed as COO pursuant to an executive employment agreement for an initial three-year term, at an annual base salary of $275,000, as previously reported by the Company on its Current Report on Form 8-K filed with the SEC on April 7, 2021. Upon her appointment as COO, Ms. Brooks was granted an initial equity award of 6,000 RSUs under the Company’s 2019 Equity Plan, which are eligible to vest in four equal quarterly installments following her appointment as COO. Ms. Brooks joined Riot in 2018 and has most recently served as its Vice President of Finance, at an annual base salary of $175,000 in 2020 and during 2019 a base salary that increased from $110,00 to $175,000. She also received equity awards of $144,000 and $15,000 RSUs made under the Company’s 2019 Equity Plan in 2020 and 2019, respectively. The amounts included in “All Other Compensation” for Ms. Brooks represent the amounts paid to or on her behalf for medical insurance at a total cost of $4,970 and $4,232 in 2020 and 2019, respectively.

25

(3)	The “Stock Awards” column represents the aggregate grant date fair value for restricted stock awards granted under the Company’s 2019 Equity Plan during fiscal years 2020 and 2019, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See note 12 to our consolidated financial statements reported in the 2020 Annual Report on Form 10-K for details as to the assumptions used to determine the grant date fair value of the restricted stock awards. According to ASC 718, the value of Stock Awards is reported as of the date of grant based on the last reported trading price of our securities on the NASDAQ Capital Market, excluding the effect of possible forfeitures. Recipients of such Stock Awards may, therefore, experience diminution in value of their Stock Awards over time based on fluctuations in the trading price of our securities.

Equity Compensation Plan Information

The Riot Blockchain, Inc. 2019 Equity Plan, as amended

The Company currently has one equity compensation plan, the Riot Blockchain, Inc. 2019 Equity Plan, as approved by the stockholders at the 2019 Annual Meeting of stockholders, including the First Amendment to the Riot Blockchain, Inc. 2019 Equity Plan, as approved by the stockholders at the 2020 Annual Meeting of stockholders (collectively, the “2019 Equity Plan”). Under the 2019 Equity Plan, the Company may provide stock-based compensation to employees, directors and consultants. The Company’s previous 2017 Stock Incentive Plan, as amended, was replaced by the 2019 Equity Plan, with the 2017 Stock Incentive Plan (the “2017 Equity Incentive Plan”) continuing to govern the then outstanding grants and awards for 12,000 options and 288,603 shares of restricted common stock made under the 2017 Equity Incentive Plan. As of the date of adoption of the 2019 Equity Plan, no additional grants may be made under the 2017 Equity Incentive Plan. As approved by the Company’s stockholders at the 2019 Annual Meeting, the Company reserved 3,600,000 shares of its common stock for issuance under the 2019 Equity Plan, and, as approved by the Company’s stockholders at the 2020 Annual Meeting, the number of shares reserved for issuance under the 2019 Equity Plan was increased by 3,500,000 additional shares. As of the date of this Proxy Statement, the Company has granted awards of 3,860,000 restricted stock units and, as discussed under the following section, of performance-based restricted stock units, under the 2019 Equity Plan which are, upon vesting and settlement by the Company, convertible into an equal number of shares of the Company’s common stock.

Performance RSU Plan under the 2019 Equity Plan

On August 12, 2021, we adopted a performance-based restricted stock unit performance plan (the “Performance RSU Plan”) for all executive officers and eligible employees of the Company and its consolidated subsidiaries. In connection with the Performance RSU Plan, a form of performance-based restricted stock unit award agreement was approved (the “Performance RSU Award Agreement”) under the 2019 Equity Plan, which are eligible to vest during the performance period ending December 31, 2023 (the “Performance Period”) based upon the Company achieving certain performance goals, as further described below.

The Performance RSU Award Agreement provides for the grant of Performance RSU Awards, which generally vest upon the successful completion of specified milestones for each 100 megawatts (“MW”) of added infrastructure capacity, up to a total capacity of 1,500 MW (as described in the Performance RSU Award Agreement) (the “Infrastructure Development Target”). The Performance RSU Award Agreement also provides for the grant of Performance RSU Awards which generally vest if the Company achieves specified thresholds of Adjusted EBITDA (as described in the Performance RSU Award Agreement) (“Adjusted EBITDA”). The vesting and issuance of shares of common stock to the award participant only occurs if the Company achieves specified thresholds of the Infrastructure Development Target and Adjusted EBITDA during the Performance Period.

The exact number of shares issuable pursuant to the Performance RSU Award Agreement depends on level of the Company’s performance against the Infrastructure Development Target and Adjusted EBITDA target, as determined by the Compensation and Human Resources Committee during the Performance Period, and in general can range from 0% to 100% of the target number of Performance RSU Awards, depending on the level of achievement of the Infrastructure Development Target and Adjusted EBITDA targets. If the Infrastructure Development Target or Adjusted EBITDA targets have not been met by the end of the Performance Period, any unvested Performance RSU Awards are forfeited. The foregoing description is subject to, and qualified in its entirety by, the information contained in the Form 8-K, filed August 16, 2021.

As of the filing of this Proxy Statement, the Compensation and Human Resources Committee has determined that the performance objectives for a total of 319,026 Performance RSU Awards granted to our officers and employees under the Performance RSU Plan have been achieved; and, therefore, that these 319,026 Performance RSUs have become vested and are eligible to be settled by the Company under the 2019 Equity Plan.

26

The following table provides information as of December 31, 2020, about the shares of the Company’s common stock that may be issued upon the exercise of options or the vesting of restricted common stock (including restricted stock units and other convertible equity rights) under the 2019 Equity Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted common stock	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders(1)	699,203	$—	3,975,369

Equity compensation plans not approved by security holders (none)	—	—	—

Total	699,203	$—	3,975,369

(1)	Consists of 699,203 shares of restricted stock units awarded under the 2019 Equity Plan

Outstanding Equity Awards at Fiscal Year End

The following table shows the outstanding equity awards held by the named executive officers as of December 31, 2020:

	Option Awards			Restricted Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

	(#) Exercisable	($)		(#)	($)	(#)	($)
Jeffrey McGonegal (1)	12,000	4.09	9/9/2023	52,447	891,075	—	—

Megan Brooks	—	—	—		—	—	—

___________________________________________

(1) Includes options to purchase 12,000 common shares at $4.09 per share granted on September 20, 2018 under the Company’s then-effective 2017 equity incentive plan, 100% of which vested at the grant date. As of December 31, 2020, none of these options had been exercised. Also includes 52,447 unvested RSUs, representing the unvested portion of the 209,790 RSUs granted on February 7, 2020 under the Company’s 2019 Equity Plan pursuant to Mr. McGonegal’s employment agreement, at a value of $1.43 on the date of the award, which RSUs vested pro rata on a quarterly basis after the grant date. Vested RSUs are convertible into shares of the Company’s common stock on a one-for-one basis.

Executive Employment Agreements

The Company has entered into employment agreements with, and provides post-employment benefits to, its named executive officers as follows:

27

Benjamin Yi, Executive Chairperson

On May 24, 2021, we entered into an executive employment agreement with Mr. Yi, pursuant to which he has agreed to serve as our Executive Chairperson for a three-year term, which renews for successive one-year terms after the expiration of the initial term. As our Executive Chairperson, Mr. Yi will receive a prorated annual base salary of $240,000 in cash, plus ten Bitcoin, and is eligible to receive additional incentive bonuses of up to 100% of his annual base salary, which will be paid in accordance with the Company’s regular payroll practices as compensation for his services as our Executive Chairperson. Mr. Yi was also granted an equity award of 15,000 restricted stock units under and pursuant to the 2019 Equity Plan, which are eligible to vest in four equal quarterly installments following his appointment as Executive Chairperson. These restricted stock units are convertible into shares of our common stock on a one-for-one basis following vesting, in accordance with the terms of the applicable equity award agreement. As additional compensation for his services as our Executive Chairperson, Mr. Yi is also eligible to receive periodic grants of equity awards, including incentive compensation awards, which will be subject to vesting schedules and other terms and conditions, as set forth in equity award agreements with the Company, to be entered into as of the date of such future awards. Any equity Mr. Yi may receive pursuant to his executive employment agreement will be awarded under the 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of his employment as our Executive Chairperson.

During the fiscal year ended December 31, 2020, Mr. Yi served as an independent director on our Board and was not an officer or employee of the Company. As a director, Mr. Yi received equity awards of 227,642 restricted stock units under the Company’s 2019 Equity Plan, pursuant to an equity award agreement with the Company, which vest in intervals and are eligible to be settled in accordance with the Company’s regular compensation procedures.

Jason Les, Chief Executive Officer

On February 8, 2021, we entered into an executive employment agreement with Mr. Les, pursuant to which he has agreed to serve as our CEO (principal executive officer) for a five-year term, which renews for successive one-year terms after the expiration of the initial term. As CEO, Mr. Les will receive a prorated annual base salary of $240,000 in cash, plus ten Bitcoin, and is eligible to receive additional incentive bonuses up to 100% of his annual base salary, which will be paid in accordance with the Company’s regular payroll practices as compensation for his services as CEO. Mr. Les was also awarded an initial equity award of 25,000 restricted stock units under and pursuant to the 2019 Equity Plan, which are eligible to vest in four equal quarterly installments on the first day following the end of each fiscal quarter following his appointment as CEO. These restricted stock units are convertible into shares of our common stock on a one-for-one basis following vesting, in accordance with the terms of the applicable equity award agreement As additional compensation for his services as our CEO, Mr. Les is also eligible to receive periodic grants of equity awards, including incentive compensation awards, which will be subject to vesting schedules and other terms and conditions, as set forth in equity award agreements with the Company, to be entered into as of the date of such future awards. Any equity Mr. Les may receive pursuant to his executive employment agreement will be awarded under the 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of his employment as our CEO.

During the fiscal year ended December 31, 2020, Mr. Les served as an independent director on our Board and was not an officer or employee of the Company. As a director, Mr. Les received equity awards of 288,617 restricted stock units under the Company’s 2019 Equity Plan, pursuant to an equity award agreement with the Company, which vest in intervals and are eligible to be settled in accordance with the Company’s regular compensation procedures.

Jeffrey McGonegal, Chief Financial Officer

On February 8, 2021, we entered into an executive employment agreement with Mr. McGonegal, pursuant to which he has agreed to serve as our CFO (principal financial and accounting officer) for a one-year term to focus on his long-standing position as the Company’s CFO. As our CFO, Mr. McGonegal will be paid an annual base salary of $360,000 and is eligible to receive additional cash incentive bonuses up to 100% of his annual base salary, which amounts will be paid in accordance with the Company’s regular payroll practices as compensation for his services as CFO. Upon entry into his current executive employment agreement, Mr. McGonegal was granted an equity award of 20,000 RSUs under the Company’s 2019 Equity Plan, which are eligible to vest in four equal quarterly installments following his appointment as CFO, and which are convertible into shares of our common stock on a one-for-one basis following vesting. Any equity Mr. McGonegal may receive pursuant to his executive employment agreement will be awarded under the Company’s 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of his employment as our CFO.

During the fiscal year ended December 31, 2020, Mr. McGonegal served as our CEO and CFO pursuant to an executive employment agreement, dated as of February 2, 2020, at an annual base salary of $250,000, and was awarded 209,790 RSUs on February 7, 2020 under the Company’s 2019 Equity Plan, 52,447 of which remained unvested as of the December 31, 2020.

28

Megan Brooks, Chief Operating Officer

On April 6, 2021, we entered into an executive employment agreement with Ms. Brooks, pursuant to which she has agreed to serve as our COO for an initial three-year term, which may be renewed for successive one-year terms after the expiration of the initial term. During the initial three-year term of her employment as our COO, Ms. Brooks will be paid an annual base salary of $275,000 and is eligible to receive additional cash incentive bonuses up to 100% of her annual base salary, which will be paid in accordance with the Company’s regular payroll practices as compensation for her services as COO. Upon her appointment as COO, Ms. Brooks was granted, as additional compensation for her services as our COO, an initial equity award of 6,000 RSUs pursuant to an equity award agreement with the Company, which RSUs are eligible to vest in four equal quarterly installments following her appointment as COO. As additional compensation for her services as our COO, Ms. Brooks is also eligible to receive periodic grants of equity awards, which will be subject to vesting schedules and other terms and conditions, as set forth in equity award agreements with the Company, to be entered into as of the date of such future awards. These RSUs are convertible into shares of our common stock on a one-for-one basis following vesting, in accordance with the terms of the applicable equity award agreement. Any equity Ms. Brooks may receive pursuant to her executive employment agreement will be awarded under the Company’s 2019 Equity Plan, as the same may be amended or replaced from time to time during the term of her employment as our COO.

During the fiscal year ended December 31, 2020, Ms. Brooks served as Riot’s Vice President of Finance in fiscal year 2020, at an annual base salary of $175,000, and she received equity awards of 117,073 RSUs under the Company’s 2019 Equity Plan, pursuant to an equity award agreement with the Company, all of which were vested as of December 31, 2020.

Potential Post-Employment Benefits

The following table discloses the post-employment termination payments and benefits, denominated in U.S. Dollars ($), that would have been received by Mr. Jeffrey McGonegal, our CFO (who was our only named executive officer as of December 31, 2020), and Ms. Megan Brooks, our COO (who served as our Vice President of Finance and was not a named executive during the year ended December 31, 2020), had a termination event occurred on December 31, 2020. Messrs. Yi and Les were not executive officers or otherwise employed with us during the year ended December 31, 2020 and are not included in this table. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the named executive officers, which amounts would only be known at the time that he or she becomes entitled to such payment.

Named Executive Officer	Termination of Employment		Death or Disability	Change in Control
Benefit	(Without Cause or for Good Reason)	(For Cause)		(Single Trigger)	(Double Trigger) (4)
Jeffrey McGonegal (1)
Severance	150,000	—	150,000	150,000	150,000
Equity Compensation (2)	891,075	—	891,075	891,075	891,075
Total	1,041,075	—	1,041,075	1,041,075	1,041,075

Megan Brooks (3)
Severance	—	—	—	—	—
Equity Compensation (2)	—	—	—	—	—
Total	—	—	—	—	—

_______________________________

(1)	During the fiscal year ended December 31, 2020, Mr. McGonegal served as our CEO and CFO and, effective as of February 8, 2021, focused on his longtime position of CFO. Pursuant to his then-effective employment agreement, had the indicated termination event occurred as of December 31, 2020, Mr. McGonegal would have been entitled to receive the indicated post-employment termination payments and benefits, including the automatic vesting of the unvested portion of any RSU awards he had received under the 2019 Equity Plan that were outstanding as of December 31, 2020

(2)	Equity Compensation includes awards of restricted stock units, options, and other equity compensation awarded under the 2019 Equity Plan.

(3)	Ms. Brooks was appointed as our COO, effective as of April 6, 2021, and had previously served as our Vice President of Finance pursuant to an employment agreement with the Company. Pursuant to her former employment agreement, Ms. Brooks was not entitled to severance or other post-employment termination payments and benefits.

(4)	Under the Change in Control Policy set forth in our 2019 Equity Plan, upon consummation of a Change in Control (as defined in the 2019 Equity Plan) and a subsequent qualifying separation from service, diminution in responsibilities, or other “Good Reason” termination event (as defined in the 2019 Equity Plan), any unvested restricted stock units and stock options held by a named executive officer automatically accelerate and vest upon the consummation of a Change in Control. This column shows the value of unvested restricted shares of common stock and stock options that would have been received upon acceleration of unvested equity rights as of December 31, 2020. The closing price of the Company’s common stock on December 31, 2020 was $16.99 per share.

29

Director Compensation

We pay our non-employee directors a mix of cash and equity compensation, in amounts recommended by the Compensation and Human Resources Committee in consultation with independent compensation consultants the committee engages from time to time to assess the appropriateness of Riot’s Board compensation package. In recommending changes to the Company’s director compensation package, the Compensation and Human Resources Committee reviews market data provided by independent compensation consultants and considers whether any changes in director compensation are required to enable the Company to retain talented Board members, who, as members of the Board, are responsible for setting the Company’s strategic vision, overseeing its growth and development, and protecting its stockholders’ interests.

Director Compensation Table

The following table shows the total compensation, denominated in U.S. Dollars, paid or accrued to each of our directors, current and former, for services as director, during the year ended December 31, 2020:

Name	Fees Earned or Paid in Cash	Stock Awards (7)	All Other Compensation	Total

Benjamin Yi(1)	100,500	280,000	—	380,500

Jason Les(2)	98,000	355,000	—	453,000

Hubert Marleau(3)	6,867	—	—	6,867

Hannah Cho(4)	—	—	—	—

Lance D’Ambrosio(5)	—	—	—	—

Remo Mancini (former)(6)	179,067	579,999	—	759,066

_________________________________________

(1)	Mr. Yi currently serves as the Executive Chairperson of the Board. Stock Awards includes 227,642 RSUs granted on February 27, 2020 under the Company’s 2019 Equity Plan pursuant to an equity award agreement between Mr. Yi and the Company, as amended, as compensation for Mr. Yi’s service as a director for the fiscal year ended December 31, 2020. Pursuant to the equity award agreement, these 227,642 RSUs are eligible to vest on February 15, 2022 and, upon vesting and settlement by the Company, are convertible into shares of our common stock, on a one-for-one basis.

(2)	Mr. Les currently serves as our CEO and as a non-independent executive director. Mr. Les does not receive additional compensation as a non-independent director on our Board. Additional information regarding his compensation is disclosed under the heading “Executive Compensation” above. Prior to his appointment as CEO, effective as of February 8, 2021, Mr. Les served as an independent director on our Board. Stock Awards includes 288,617 RSUs granted on February 27, 2020 under the Company’s 2019 Equity Plan pursuant to an equity award agreement between Mr. Les and the Company, as amended, as compensation for Mr. Les’ service as a director for the fiscal year ended December 31, 2020. Pursuant to the equity award agreement, these 288,617 RSUs are eligible to vest on February 15, 2022 and, upon vesting and settlement by the Company, are convertible into shares of our common stock, on a one-for-one basis.

(3)	Mr. Marleau currently serves as an independent director on our Board and as chairperson of its Governance and Nominating Committee. Mr. Marleau was appointed to the Board on November 17, 2020 to fill the vacancy created by Mr. Mancini’s retirement from the Board, effective as of that date. Mr. Marleau received cash fees in December 2020 as compensation for his services as a director; however, he did not receive equity compensation for his service as a director during the fiscal year ended December 31, 2020.

(4)	Ms. Cho currently serves as an independent director on our Board and as Chairperson of its Compensation and Human Resources Committee. Ms. Cho was appointed to the Board in February 2021 to fill a vacancy on the Board. Ms. Cho did not receive any compensation from the Company during fiscal year 2020.

30

(5)	Mr. D’Ambrosio currently serves as an independent director on our Board and as Chairperson of its Audit Committee. Mr. D’Ambrosio was appointed to the Board in May 2021 to fill a vacancy on the Board. Mr. D’Ambrosio did not receive any compensation from the Company during fiscal year 2020.

(6)	Mr. Mancini resigned from our Board of Directors and from each of the Board committees on which he served, effective as of November 16, 2020. Mr. Mancini’s resignation was not related to any dispute or disagreement relating to the Company’s operations, policies or procedures. During the fiscal year ended December 31, 2020, Mr. Mancini received the indicated fees and Stock Awards as compensation as an independent director and as chairperson of the Board, as well as of its Governance and Nominating and Audit Committees. Stock Awards includes 471,544 RSUs granted on February 27, 2020 under the Company’s 2019 Equity Plan. As of December 31, 2020, all 471,544 of these RSUs had vested and converted into shares of the Company’s common stock, on a one-for-one basis.

(7)	The “Stock Awards” column reflects the aggregate grant date fair value for RSU awards granted during the fiscal year ended December 31, 2020, computed in accordance with FASB ASC Topic 718. See note 12 to our consolidated financial statements included in our 2020 Annual Report on Form 10-K, as amended on Form 10-K/A, for details as to the assumptions used to determine the grant date fair value of the restricted stock awards.

Certain Relationships and Related-PARTY Transactions

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related-party transactions that would be required to be disclosed pursuant to applicable SEC rules. This includes current or proposed transactions in which: (i) we were or are to be a participant; (ii) the amount involved exceeds the lower of either $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years; and (iii) any of our named executive officers, directors, or greater than five percent (5%) beneficial owners of our capital stock, or any members of their immediate families, has a direct or indirect material interest. Apart from any transactions disclosed herein, no such transaction was entered into with any director or named executive officers during the last fiscal year. Such transactions will be entered into only if found to be in the best interest of the Company and approved in accordance with the Code of Ethics.

Except for the employment agreements previously entered into between us and certain of our named executive officers, since January 1, 2020, none of our directors or named executive officers, nor any person who owned of record or was known to own beneficially more than 5% of the outstanding shares of our common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, September 9, 2021, based on 95,951,269 shares of our common stock, no par value per share, issued and outstanding as of the Record Date, with respect to the beneficial ownership of the outstanding shares of our common stock by: (i) any person known to us to beneficially own five percent (5%) or more of our shares outstanding; (ii) each of the Company’s named executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.  In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock that the owner has the right to acquire within sixty (60) days after the Record Date are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and their addresses are c/o: Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, CO 80104.

31

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% stockholders
Northern Data AG (1)	6,949,992	(2)	7.2%
Directors and Named Executive Officers
Hannah Cho	10,000	(3)	*
Hubert Marleau	10,000	(4)	*
Lance D’Ambrosio	7,500	(5)	*
Benjamin Yi (6)	73,167	(7)	*
Jason Les (8)	291,944	(9)	*
Jeffrey McGonegal (10)	358,034	(11)	*
Megan Brooks (12)	80,795	(13)	*
All Directors and Executive Officers as a group (7 persons)	831,440	(14)	*

________________________________________

(1)	Northern Data AG, An der Welle 3, 60322 Frankfurt am Main, Germany.
(2)	Consists of the remaining 6,949,992 shares of the 11,800,000 shares of common stock issued to Northern Data AG on May 26, 2021, as partial consideration for our acquisition of our wholly owned subsidiary, Whinstone US, Inc., a Delaware corporation, which was completed effective as of the date of issuance. According to the Schedule 13G filed by Northern Data AG on September 7, 2021, Northern Data AG had sole power over 6,949,992 shares of common stock.
(3)	Consists of 10,000 shares of common stock issuable within sixty (60) days of the Record Date upon the settlement of 10,000 vested restricted stock units granted to Ms. Cho under the 2019 Equity Plan.
(4)	Consists of 10,000 shares of common stock issuable within sixty (60) days of the Record Date upon the settlement of 10,000 vested restricted stock units granted to Mr. Marleau under the 2019 Equity Plan.
(5)	Consists of 7,500 shares of common stock issuable within sixty (60) days of the Record Date upon the settlement of 7,500 vested restricted stock units granted to Mr. D’Ambrosio under the 2019 Equity Plan.
(6)	Mr. Yi, who has served on our Board since 2018, was appointed to serve as our Executive Chairperson, effective May 24, 2021. Mr. Yi continues to serve as Chairperson of our Board of Directors as an executive director.
(7)	Consists of 16,500 shares of common stock held by Mr. Yi, as well as 56,667 shares of common stock issuable within sixty (60) days of the Record Date upon the settlement of 15,000 vested restricted stock units and 41,667 vested performance restricted stock units granted to Mr. Yi under the 2019 Equity Plan.

32

(8)	Mr. Les, who has served on our Board since 2017, was appointed to serve as our Chief Executive Officer, effective February 8, 2021. Mr. Les continues to serve as a member of our Board of Directors as an executive director.
(9)	Consists of 237,777 shares of common stock held by Mr. Les, as well as 54,167 shares of common stock issuable within sixty (60) days of the Record Date upon the settlement of 12,500 vested restricted stock units and 41,667 vested performance restricted stock units granted to Mr. Les under the 2019 Equity Plan.
(10)	Effective February 8, 2021, Mr. McGonegal returned to his longtime position as our Chief Financial Officer after serving as our Chief Executive Officer and Chief Financial Officer for the latter half of 2019 and all of 2020.
(11)	Consists of: (i) 299,304 shares of common stock held by Mr. McGonegal, personally; (ii) 63 shares of common stock held in Mr. McGonegal’s IRA; (iii) 46,667 shares of common stock issuable within sixty (60) days of the Record Date upon the settlement of 10,000 vested restricted stock units and 36,667 vested performance restricted stock units granted to Mr. McGonegal under the 2019 Equity Plan; and (iv) 12,000 shares of common stock issuable within sixty (60) days of the Record Date under the 2019 Equity Plan upon settlement of 12,000 fully vested stock options granted to Mr. McGonegal under the Company’s former 2017 Equity Incentive Plan, which are exercisable at an exercise price of $4.09 per share.
(12)	Effective April 6, 2021, Ms. Brooks was appointed as our Chief Operating Officer.
(13)	Consists of 44,462 shares of common stock held by Ms. Brooks, as well as 36,333 shares of common stock issuable within sixty (60) days of the Record Date upon the settlement of 3,000 vested restricted stock units and 33,333 vested performance restricted stock units granted to Ms. Brooks under the 2019 Equity Plan.
(14)	Includes each of the items noted in footnotes (3), (4), (5), (7), (9), (11), and (13) above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. Pursuant to Exchange Act Rule 14a-8 and as stated in our 2020 proxy materials, stockholder proposals intended for consideration for inclusion in this Proxy Statement were due on or before June 16, 2021. No stockholder proposals were received by this stated deadline and, therefore, no stockholder proposals have been included in this Proxy Statement.

Additionally, as disclosed in our 2020 proxy materials and as specified in our Bylaws, notice of stockholder proposals to be considered for presentation at this year’s Annual Meeting, but not to be included in this Proxy Statement, were required to have been received by the Company’s Corporate Secretary no later than Tuesday, August 31, 2021. No notices of stockholder proposals were received by the Company by this August 31, 2021 deadline and, therefore, no stockholder proposals are eligible to be presented at this year’s Annual Meeting.

Please see the section of this Proxy Statement entitled, “When are stockholder proposals due for next year’s annual meeting?” on page 7 above for instructions on how to provide notice of stockholder proposals to be considered for inclusion in our 2022 proxy statement or to be presented at our 2022 annual stockholders’ meeting, as required by our Bylaws and pursuant to Exchange Act Rule 14a-8.

33

APPENDIX A

SECOND AMENDMENT

TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN

This Second Amendment (this “Second Amendment”) to the Riot Blockchain, Inc. 2019 Equity Plan, as amended (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors (the “Board”) of Riot Blockchain, Inc. (the “Company”) upon the recommendation of the Compensation and Human Resources Committee of the Board (the “Committee”), amends the Plan as set forth herein, effective as of the date ratified and approved by the stockholders of the Company set forth at the end of this document (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the shareholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase shareholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and

WHEREAS, the First Amendment to the Plan (the “First Amendment”) was adopted by the Company and became effective as ratified and approved by the shareholders on November 12, 2020, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 3,500,000 additional shares of Common Stock; and

WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and

WHEREAS, the Committee having considered the Company’s issuance of the Awards since the shareholders adopted the Plan, as amended, the Company’s expected needs for equity compensation through December 31, 2024, and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this Second Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 4,400,000 additional shares of Common Stock; and

NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of September 14, 2021 and as approved by the shareholders of the Company as of the date listed below, this Second Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Second Amendment, the Plan is hereby amended as follows:

1.       As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:

“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 11,500,000 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award. The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”

2.       Except as specifically set forth in this Second Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

As adopted by the Board of Directors of Riot Blockchain, Inc. on September 14, 2021.

A-1

PROXY	PROXY

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401

Castle Rock, CO 80104

ANNUAL MEETING OF STOCKHOLDERS OCTOBER 19, 2021

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By completing, executing, and submitting the attached Proxy Card, the stockholder of Riot Blockchain, Inc. (the “Company”) constitutes and appoints the Chief Executive Officer of the Company, Mr. Jason Les, as the stockholder’s Attorney and Proxy to appear, attend and vote all of the shares of common stock the stockholder is entitled to vote at the 2021 Annual Meeting of the stockholders of the Company, to be held in a virtual-only format at www.virtualstockholdermeeting.com/RIOT2021 on Tuesday, October 19, 2021, beginning at 9:00 a.m. (Eastern Time), and at any adjournment or adjournments thereof (the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the Proxy Card and in the discretion of the Proxy on such other matters as may properly come before the Annual Meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement, which are available online at www.proxyvote.com and on our website at www.RiotBlockchain.com.

Please either submit your Proxy Card online at www.proxyvote.com by using the 16-digit control number assigned to you on your Proxy Card, by telephone by dialing 1-800-690-6903, or by mail. If you wish to submit your Proxy Card by mail, please mark, date and sign exactly as your name appears on your Proxy Card, including any designation as executor, Trustee, etc., if applicable, and return this Proxy in the enclosed pre-addressed, postage-paid envelope as promptly as possible to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. It is important to return this Proxy properly executed in order to exercise your right to vote if you do not attend the Annual Meeting and vote live and online during the virtual webcast. This Proxy must be signed by a corporation or other entity’s authorized officer to be effective. All co-owners and each joint owner must sign and date this Proxy.

[The 2021 Proxy Card is attached on the following page]